PROSPECTUS
INSTITUTIONAL INVESTMENT STRATEGY FUND
Investor Class Shares
Founder Class Shares
of Beneficial Interest
November 26, 2024
As Supplemented December 9, 2024

Institutional Investment Strategy Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s shares, including a Statement of Additional Information (“SAI”) dated November 26, 2024, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page 21 of this prospectus. The SAI is available upon request and without charge by writing the Fund at 2261 Market Street, # 5190, San Francisco, CA 94114. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling the Fund at (800) 535-7096 or by visiting www.buenacapital.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund seeks long term capital appreciation.

Securities Offered. The Fund engages in a continuous offering of two classes of shares of beneficial interest of the Fund: Investor Class and Founder Class (previously referred to as Class I). The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, under the terms of this prospectus, unlimited shares of beneficial interest, at the net asset value (“NAV”) per share. Neither share class is subject to sales charges. The minimum initial investment by a shareholder is $1,000 for Investor Class shares and $10,000 for Founder Class shares. Subject to the discretion of the Fund or Adviser, Founder Class shares of at least $1,000 may be purchased in an IRA or Roth IRA account. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in accordance with the Fund’s principal investment strategy will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV. See “Plan of Distribution.”

Price to Public	Current NAV
Maximum Sales Load	None
Proceeds to Registrant	Current NAV

Interval Fund. The Fund conducts quarterly repurchase offers at NAV, of no less than 5% of its outstanding shares. Shareholders will be notified of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment pursuant to the repurchase will be made to the shareholder no more than seven days after the Repurchase Pricing Date. Repurchase offers are expected to be made in March, June, September and December of each year. For a discussion of the Fund’s repurchase policies, please refer to “Quarterly Repurchases of Shares” on page 13 of this prospectus.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.
  The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.
  A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

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Certain Risks. Investing in the Fund’s shares involves risks, including the following:
  Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.
  There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.
  Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.
  Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.
  The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.
  Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
  If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page 3 of this prospectus.

Investment Adviser
Buena Capital Advisers, LLC (the “Adviser”)

Investment Sub-Adviser
Rhumbline Advisors, LP (the “Sub-Adviser”)

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FUND EXPENSES

Shareholder Transaction Expenses	Investor Class	Founder Class
Maximum Sales Load (as a percent of offering price)	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None
Redemption Fee (on shares held less than 12 months)	2.00%	2.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	0.75%	0.75%
Interest Payments on Borrowed Funds	0.00%	0.00%
Other Expenses[2]	0.25%	0.00%
Acquired Fund Fees and Expenses[3]	1.34%	1.34%
Total Annual Expenses	2.34%	2.09%
(1)	As of the date of this Prospectus, Investor Class Shares had not yet commenced operations. Expenses listed in this column are estimated for the current year.
(2)	The Adviser has agreed to pay all expenses incurred by the Trust except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.
(3)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 18 of this prospectus. More information about management fees and other expenses is available in “Management of the Fund” starting on page 10 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$24	$73	$125	$268
Founder Class Shares	$21	$65	$112	$242

If a shareholder requests repurchase proceeds to be paid by wire transfer, such shareholder will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, currently $25. The purpose of the above table is to assist a holder of shares to understand the fees and expenses that such shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  Information is shown since the commencement of the Fund’s Founder Class (previously referred to as Class I) shares on March 5, 2024.  Investor Class shares have not yet commenced operations.  The financial data for the period presented is derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders available upon request.

Founder Class Shares

	Period Ended September 30, 2024 (unaudited)	Period Ended March 31, 2024[a]
Per Share Data:
Net asset value, beginning of period	$10.21	$10.00
Income from investment operations:
Net investment income[b]	0.14	- [c]
Net gain on investments (realized and unrealized)	0.45	0.21
Total from investment operations	0.59	0.21
Less distributions from:
Net asset value, end of period	$10.80	$10.21
Total Return[d]
Net asset value	5.78%	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,515	$3,119
Ratio to average net assets of:
Net investment income	2.72%	0.04%
Total expenses	0.75%	0.75%
Portfolio turnover rate	0.26%	1.76%
(a)	Since commencement of operations: March 5, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Less than $0.01 per share.
(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on January 3, 2023. The Fund’s principal office is located at 2261 Market Street, #5190, San Francisco, CA  94114, and its telephone number is (800) 535-7096.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares are invested in accordance with the Fund’s investment objectives and policies (as stated below) within 3 months of receipt as soon as practicable. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Adviser paid the Fund’s organizational and offering expenses incurred with respect to its initial offering and the Fund pays expenses incurred with respect to its continuous offering. Pending investment of net proceeds in accordance with the Fund’s investment objectives and policies, the Fund holds cash or invests in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies
The Fund's investment objective seeks long term capital appreciation.
The Fund follows an institutional-style investment strategy by investing in assets the Adviser believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as income-producing assets that the Adviser believes provide consistent income generation and liquidity. The Fund invests in a range of public and private assets, including public foreign and domestic equities of any market capitalization, bonds, real assets, private equity, venture capital, and private credit. The Fund primarily invests through professionally managed funds, including venture capital and private equity funds, private real estate funds and real estate investment trusts (REITs), private infrastructure funds, private credit funds, business development companies (BDCs), and exchange-traded funds (ETFs). The Fund limits its investments in private funds commonly referred to as hedge funds, venture capital funds and private equity funds that would be investment companies under the 1940 Act but for the exemptions provided by Sections 3(c)(1) or 3(c)(7) of the 1940 Act to 15% of the Fund’s total assets.

In determining investment allocations across asset classes, the Fund seeks to build a balanced portfolio that incorporates assets with lower risk and lower anticipated returns and assets with greater risk and higher anticipated returns. The Adviser determines allocations based on its own internal research and analysis, considering historical performance of the asset class as well as expected changes in performance due to shifts in macroeconomic and market conditions. The Fund expects public equities to represent the plurality of its assets, with smaller investments across other types of assets.
The Fund selects underlying funds that have a demonstrated history of positive performance or, if an underlying fund has only limited performance history, is expected to have positive performance over the long-term based on the Adviser’s due diligence.  The Fund also invests in ETFs that invest primarily in (i) equity securities, including common and preferred stock or (ii) fixed income securities such as bonds, notes and debentures.  The Fund may invest in fixed income securities that are rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds) and in unrated debt securities determined by the Adviser to be of comparable quality.  The Fund has no limitations regarding the maturity, duration, or dollar-weighted average of its holdings.  The Adviser believes that seeking a range of investments is an important factor in attempting to achieve the Fund’s investment objective and invests without limitation as to geography, market capitalization, or sector exposure.  The Fund does not concentrate in any one industry.
The Adviser has delegated the management and trading of the public equity component of the Fund’s investment strategy to the Sub-Adviser.  The Sub-Adviser manages this component of the strategy by tracking the risk and return of the S&P 500 Index.  The Sub-Adviser may use an optimization strategy to invest in a subset of the underlying index that closely matches the index.
The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”
RISK FACTORS
An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program for an investor. Before investing in the Fund, you should carefully consider the following risks the Fund faces, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.
Adviser's Anaylsis Risk
The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.
Below Investment Grade Instruments Risk
The Fund may invest in debt securities and instruments that are rated “below investment grade” or “junk” by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in “below investment grade” or “junk” instruments expose it to credit risk and interest rate risk.
Closed-End Structure Risk
The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Competition for Investment Opportunities Risk
The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.
Credit Risk
The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than senior loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Equity Investments Risk
Fluctuations in the value of equity securities held by underlying funds may cause the Fund’s net asset value to fluctuate. Common stock of an issuer in an underlying fund may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
ETF Risk
The Fund may invest in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Fixed-Income Instruments Risk
The Fund invests in funds owning loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”
The Fund invests in funds owning loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Foreign Investments Risk

The underlying funds may invest in foreign (non-U.S.) securities which may experience more rapid and extreme changes in value than the funds that invest exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. Foreign markets may be closed when U.S. markets are open which may impact pricing of the underlying funds’ assets.

Government Intervention in the Financial Markets
The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the assets in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. The price of fixed-income instruments generally increases when interest rates decline and declines when interest rates increase. The extent to which a fixed income instrument’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. The longer the duration of a fixed income instrument, the more a change in interest rates affects the fixed income security’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.
Investment Risk
An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the Fund’s underlying assets.   The value of these assets may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Issuer Risk
The value of a specific asset can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an asset held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Key Personnel Risk
The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.
The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.
Legal and Regulatory Risks
Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.
Limited History of Operations Risk
The Fund is a closed-end investment company with a limited history of operations. It is designed for long-term investors and not as a trading vehicle. The Fund may not be able to achieve its investment objectives.
Liquidity Risk
Shareholder Liquidity Risk
The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.
Fund Investments Liquidity Risk
The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Due to the lack of liquidity of private investment funds, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private fund manager and may therefore suffer a decrease in the value of the investment. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations or securities with market and/or credit risk have exposure to liquidity risk.
The market price of illiquid and restricted securities generally is less transparent than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.
Some fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain fixed-income instruments in which the Fund invests. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, may cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Management Risk
The Fund’s NAV changes daily based on the performance of the assets in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of an asset may also prove incorrect and may not produce the desired results.
Market Risk
The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.
In particular, economic and financial market conditions began to significantly deteriorate around 2007 and early 2020 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.
In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), climate-change and climate-related events, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. It is not known how long such impacts could last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Medium- and Small-Capitalization Company Risk
The underlying funds may invest in medium- or small-capitalization companies that are newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.
Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.
New Adviser Risk
The Adviser has not previously served as an adviser to a closed-end fund.  As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

Non-Diversified Risk
As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Optimization Risk
The Fund’s use of an optimization approach to the public equity component of the Fund’s strategy could result in the Fund holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Passive Management Risk
The public equity component of the Fund’s strategy is not actively managed and the Sub-Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required.
Pooled Investment Vehicle Risk
The Fund’s performance depends in part upon the performance of the pooled investment vehicle managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Adviser’s ability to select pooled investment vehicle managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive fees and allocations (if applicable), and expenses at the pooled investment vehicle level.
The pooled investment vehicles in which the Fund invests are subject to risks associated with legal and regulatory changes applicable to financial institutions generally and to pooled investment vehicles in particular. The Fund may not be able to invest in certain pooled investment vehicles that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a pooled investment vehicle that has been identified as an attractive opportunity. The Fund’s investments in certain pooled investment vehicles may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest a substantial portion of its assets in pooled investment vehicles that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a pooled investment vehicle, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.
The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by certain pooled investment vehicles. To fund such capital calls, the Fund may maintain a sizable cash position, which may result in lower returns. If the Fund does not maintain a sufficient cash position to fund capital calls, it may face the potential inability to fund capital contributions. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund to be subject to certain penalties from the pooled investment vehicle (including the forfeiture of a portion of the Fund’s capital contribution to such vehicle), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Pooled investment vehicle returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. A pooled investment vehicle manager may invest the pooled investment vehicle’s assets in securities of non-U.S. issuers, and the Fund’s assets may be invested in pooled investment vehicles that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A pooled investment vehicle manager may focus primarily on a particular industry, which would subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A pooled investment vehicle manager may focus on a particular country or geographic region, which may subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A pooled investment vehicle manager may use derivatives for speculative or hedging purposes. A pooled investment vehicle may incur leverage for investment or other purposes, which may increase the volatility of the vehicle.  A pooled investment vehicle manager may invest without limitation in restricted and illiquid securities.
Pooled investment vehicles might not be publicly traded and therefore would not be liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities.  As a result, the Fund may consider information provided by the pooled investment vehicle manager to determine the value of the Fund’s investment in the vehicle. The valuation provided by the pooled investment vehicle manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the pooled investment vehicles, including any quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.
In addition to valuation risk, an investor in a privately offered pooled investment vehicle is not entitled to the protections of the 1940 Act. For example, privately offered pooled investment vehicles need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, privately offered pooled investment vehicles may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.  Additionally, pooled investment vehicle managers may have limited operating histories upon which to evaluate their performance, and some pooled investment vehicle managers may not be registered under the Advisers Act.  Further, some offered pooled investment vehicle managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of net profits (or more in certain limited circumstances), which may create incentives for these managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.
Real Estate Investment Risk
The Fund may invest in real estate equity or debt and therefore may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
REIT Risk
Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
Qualification as a REIT under the Internal Revenue Code of 1986, as amended, in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.
Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.
Repurchase Policy Risks
Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.
Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.
Tracking Error Risk

Tracking error is the divergence of the performance of the public equity component of the Fund’s strategy from that of the Index it is designed to track.  Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund or the Adviser (the “Independent Trustees’). The Board of Trustees is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The names and business addresses of the Board of Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the SAI.

Investment Adviser

Buena Capital Advisers, LLC, located at 2261 Market Street, #5190, San Francisco, CA 94114, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser was formed on January 11, 2023.  The Fund is currently the Adviser’s sole client.

Under the general supervision of the Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, and determines which securities should be purchased, sold or exchanged. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser compensates all Adviser personnel who provide services to the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is included in the Fund’s annual report to shareholders dated March 31, 2024.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee.

The Management Fee shall be calculated at an annual rate of 0.75% of the Fund’s net assets, which for purposes of the Advisory Agreement shall be equal to the Fund’s total assets as reflected on its balance sheet. For services rendered under the Advisory Agreement, the Management Fee will be payable monthly in arrears. The Management fee will be calculated based on the average daily value of the Fund’s net assets during such period.

Investment Sub-Adviser

Rhumbline Advisers, LP, located at 265 Franklin Street, 21st Floor, Boston, MA 02110, serves as the Fund’s investment sub-adviser for the public equity component of the Fund’s strategy only pursuant to a Sub-Advisory Agreement with the Adviser.    The Sub-Adviser is a Massachusetts limited partnership and has been registered with the SEC under the Advisers Act since 1990.  As compensation, the Sub-Adviser is paid by the Adviser a fee of 0.04% of the assets under its management with a minimum of $15,000 annually.  The Sub-Adviser’s fee is not paid by the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory Agreement is included in the Fund’s annual report to shareholders dated March 31, 2024.

Portfolio Manager

Wenwen (“Wendy”) McElhoe, CFA, President and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day-management of the Fund and has been the portfolio manager of the Fund since its inception in 2024. She leads all investment functions and is a member of the valuation and investment committees and board of directors of the Adviser. Ms. McElhoe has over 17 years of institutional investment experience. Prior to co-founding the Adviser, she served as Managing Director of Investments at Mother Cabrini Health Foundation (2019-2023). She previously was Director of Investments at UJA-Federation of New York (2010-2019) and Senior Investment Analyst at the Metropolitan Museum of Art (2006-2010). Ms. McElhoe is a graduate of Columbia University (BA) and is a Chartered Financial Analyst.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

MUFG Investor Services (US), LLC (“MUIS”), which has its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, MD 20850, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Services Agreement with the Fund and subject to the oversight of the Board.  MUIS is an industry leader in fund administration and asset servicing, which includes providing fund accounting, transfer agent and middle and back office services.

Custodian

Fifth Third Bank, N.A., which has its principal place of business at 38 Fountain Square Plaza, MD 1090X9, Cincinnati, OH 45202, serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement with the Fund, Fifth Third Bank, N.A. holds the Fund’s assets in safekeeping and maintains all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay any expenses of any Trustee of the Fund who is an affiliate of the Adviser.

The Fund typically would pay certain expenses incurred in the operation of the Fund.  However, the Management Fee is intended to be a unitary fee, and therefore the Adviser agrees to pay most “Other Expenses” of the Fund.  The Adviser agrees to pay all of the operating expenses of the Fund except for the Management Fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of investment instruments, acquired fund fees and expenses, tax liability, extraordinary expenses, shareholder servicing fees, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  The Fund will pay any expenses incurred in the operation of the Fund which are not covered under the unitary fee.  All organizational expenses of the Fund will be paid by the Adviser in accordance with its unitary fee.

The Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of November 1, 2024, Matthew Pauker and Wenwen McElhoe owned more than 25% of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time). Each time the Fund calculates its NAV, it will accrue as a liability any amounts owed to the Adviser. The Fund's shares are offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available for a security (each a “Fair Valued Security” and collectively, “Fair Valued Securities”), it is valued at fair value as determined by the Board of Trustees’ valuation designee (the Adviser) pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. As the valuation designee, the Adviser acts under the Board of Trustees’ oversight. The Adviser’s fair valuation policies and procedures are approved by the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Fair Valued Securities are difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Fair Valued Security issuer does not report a value to the Fund on a timely basis, the Adviser determines the fair value of such Fair Valued Security based on the most recent value reported by the issuer of the Fair Valued Security, as well as any other relevant information available at the time the Fund values its investments. In the absence of specific transaction activity in a particular Fair Valued Security, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment in such Fair Valued Security at the NAV reported by the Fair Valued Security issuer at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Fair Valued Security investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all Fair Valued Securities. However, it is anticipated that portfolio holdings and other value information of the Fair Valued Securities could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Fair Valued Security does not represent the fair value of the Fund’s investment in such security. Private funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Fair Valued Security, the Adviser will conduct a due diligence review of the valuation methodology utilized by the issuer of the Fair Valued Security, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Fair Valued Security, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Fair Valued Security.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

The Adviser provides the Board of Trustees with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

CONFLICTS OF INTEREST

The members of the senior management and investment team of the Adviser may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, the Fund relies on the Adviser to manage the Fund’s day-to-day activities and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to the Fund. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between the Fund and other activities in which they are or may become involved, including the management of affiliated funds. The Adviser and its officers and employees will devote only as much of its or their time to the Fund’s business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Neither the Adviser nor individuals employed by the Adviser are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund offers to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders are notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares are repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Repurchase Requests and Payments of Proceeds

Shareholders are notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline are repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase is made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the date such payment is made (the “Repurchase Payment Date”), which will be no more than seven (7) days after the Repurchase Pricing Date. The Board of Trustees may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, determines the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 25% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 25% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund sends to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification contains information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also includes detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also sets forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The NAV may be viewed through the Ivy Invest mobile application. The notice of the repurchase offer also provides information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount (the “Liquidity Amount”) from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Liquidity Amount shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, of assets that mature by the next Repurchase Payment Deadline, or (ii) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility). The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers are typically funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares tends to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Discretionary Repurchase Offers

Under paragraph (c) of Rule 23c-3, in addition to its quarterly repurchase of shares, the Fund may offer to repurchase its shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3 are met.

DISTRIBUTION POLICY; DIVIDENDS

The Fund will make distributions to shareholders in amounts representing substantially all of the net investment income any taxable net capital gain realized, if any, earned each year.

A shareholder’s dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct the Fund otherwise.  A shareholder who elects not to reinvest will generally receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.  shareholders may elect initially not to reinvest by indicating that choice on the Shareholder Application.  Shareholders are free to change their election at any time by contacting the Fund.  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s income will be eligible to be designated as qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

A sale or redemption of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on January 3, 2023. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board of Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Board of Trustees has authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers two share classes: Investor Class and Class I.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than annually. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund.  The 1940 Act may limit the payment of distributions to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of shares of the Fund that have been authorized and are outstanding as of November 1, 2024:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Investor Class shares	Unlimited	$0	$0
Founder Class shares	Unlimited	$0	$5,831,354

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Each Trustee is elected for an indefinite term and does not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation.
The Declaration of Trust includes provisions that could have the effect of limiting the ability of a shareholder to bring a derivative action. In addition to the requirements of Delaware law, no shareholder may bring a derivative or similar action or proceeding on behalf of the Fund to recover a judgment in its favor (a “Derivative Action”) unless certain requirements are met, including that, prior to the commencement of such Derivative Action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself. The written demand and conditions thereto, shall not apply to claims arising under federal securities law. Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. This 90-day period may be extended by the independent Trustees up to 60 calendar days. The Declaration of Trust provides that a complaining shareholder whose demand is rejected or dismissed shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand, however, such reimbursement of costs and expenses shall not apply to claims arising under federal securities laws. The Declaration of Trust provides that shareholders irrevocably waive all right to trial by jury in any claim, suit, action or proceeding, including Derivation Actions.
Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.
PLAN OF DISTRIBUTION

The Fund is self-distributed.  The Fund may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account.  Shares of the Fund will not be listed on any national securities exchange.

The Adviser, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may also purchase through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Online Service

The Fund makes its shares available for purchase via its online Ivy Invest platform (“Ivy Invest”). To make an initial purchase or subsequent investments, visit the Ivy Invest website at www.ivyinvest.co or download the Ivy Invest mobile application through the Apple App Store. The mobile application is free to download and use.

Ivy Invest provides step-by-step instructions to open a new account and to fund your purchase of shares. The application process is completed entirely through the online platform. To open an account and to be able to purchase shares, you will need to link one of your bank accounts to your Ivy Invest account so that you may use electronic fund transfers from your bank account to buy shares.

Once this process has been completed, and the Fund has accepted your application for a new account, you may submit orders to buy shares at any time through Ivy Invest. However, share purchases will only be processed on days the New York Stock Exchange is open.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. More information about the Fund’s Automatic Investment Plan is available by visiting www.ivyinvest.co.

In compliance with the USA Patriot Act of 2001, MUIS will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, government-issued identification number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted.

If MUIS does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to freeze an account after 5 business days if clarifying information/documentation is not received, and will return any monies transferred, inclusive of any returns on such investment (positive or negative), if clarifying information/documentation is not received within 30 calendar days.

Purchase Terms

When selecting a share class, you should consider the following:
  which share classes are available to you;
  how much you intend to invest;
  how long you expect to own the Fund’s shares; and
  total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Investor Class shares

Investor Class shares are sold at the prevailing NAV per shares and are not subject to any upfront sales charge. Investor Class shares are not subject to a distribution fee, but are subject to a 0.25% shareholder servicing fee and a 2.00% redemption fee on shares held less than 12 months. Investor Class shares require a minimum investment of $1,000. The Fund or the Adviser may waive the minimum investment at either’s discretion.

The Fund has adopted a “Shareholder Services Plan” with respect to its Investor Class shares under which the Fund pays a fee for ongoing shareholder services for the Investor Class. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services that may be reasonably requested.

Founder Class shares

Founder Class shares are sold at the prevailing NAV per share and are not subject to any upfront sales charge. Founder Class shares are not subject to a distribution fee or shareholder servicing fees, but are subject to a 2.00% redemption fee on shares held less than 12 months. Because Founder Class shares of the Fund are sold at the prevailing NAV per share without an upfront sales charge, the entire amount of your purchase is invested immediately. Founder Class shares require a minimum investment of $10,000. Subject to the discretion of the Fund or Adviser, the investment minimum may be waived and shares of at least $1,000 may be purchased in an IRA or Roth IRA account. The Fund or the Adviser may waive the minimum investment at either's discretion.

Share Class Conversions

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction, provided that such shareholder meets the requirements of the new share class.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for the Fund by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held. The Fund intends to comply with Rule 30e-3 of the 1940 Act to make annual and semi-annual reports available, free of charge, on the Fund’s website at www.buenacapital.com.  Shareholders will receive notice by mail when the reports are available on the website.  Shareholders who wish to receive a paper copy of the Fund’s annual and semi-annual reports free of charge may request a paper copy by calling the Fund at (800) 535-7096

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Before doing so, the Fund will obtain the written consent of the affected shareholder(s) or send the affected shareholder(s) a separate written notification of its intent to do so. Once implemented, a shareholder must call (800) 535-7096 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and has audited the Fund’s financial statement included in this registration statement. Cohen & Company, Ltd. is located at 1835 Market Street, Suite 310, Philadelphia, PA 19103.

PRIVACY NOTICE	December 2023

FACTS	WHAT DOES INSTITUTIONAL INVESTMENT STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Institutional Investment Strategy Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Institutional Investment Strategy Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other ﬁnancial companies	Yes	Yes
For our afﬁliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our afﬁliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

TO LIMIT OUR SHARING
●
Call (800) 535-7096—our menu will prompt you through your choice(s)
●
Visit us online at www.buenacapital.com or
●
Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice.  When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

QUESTIONS?	Call (800) 535-7096

MAIL IN FORM
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ☐ Apply my choices only to me

Mark any/all you want to limit:

☐ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
☐ Do not allow your affiliates to use my personal information to market to me.

	Name	Mail to: Institutional Investment Strategy Fund 2261 Market Street, #5190 San Francisco, CA 94114
Address

City, State, Zip
Account #

WHO WE ARE
Who is providing this notice?	INSTITUTIONAL INVESTMENT STRATEGY FUND
WHAT WE DO
How does Institutional Investment Strategy Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Institutional Investment Strategy Fund collect my personal information?
We collect your personal information, for example, when you
•
Open an account
•
Provide account information
•
Give us your contact information
•
Make deposits or withdrawals from your account
•
Make a wire transfer
•
Tell us where to send the money
•
Tells us who receives the money
•
Show your government-issued ID
•
Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•
Affiliates from using your information to market to you
•
Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Institutional Investment Strategy Fund does not share with our affiliates.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•
Institutional Investment Strategy Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Institutional Investment Strategy Fund doesn’t jointly market.

PROSPECTUS

INSTITUTIONAL INVESTMENT STRATEGY FUND

Investor Class Shares
Founder Class Shares
of Beneficial Interest

November 26, 2024
As Supplemented December 9, 2024

Investment Adviser
Buena Capital Advisers, LLC

Investment Sub-Adviser
Rhumbline Advisers, LP

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.